Quarterly Report
                                December 31, 1998



                                   Legg Mason

                                Value Trust, Inc.

                               Special Investment
                                   Trust, Inc.
                            Total Return Trust, Inc.


[LEGG MASON FUNDS LOGO APPEARS HERE]


Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.
                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-002
2/99

To Our Shareholders,

   The quarter ended December 31, 1998 was an excellent one for most US equity mutual funds, with the average US equity fund earning 20.3% on a total return1 basis, in contrast to an average 15% loss in the prior quarter.

   The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of December 31:

                                              3 Month           12 Month
                                           Total Return(1)   Total Return(1)
                                           ---------------   ---------------
   Value Trust                                   +35.9%            +48.0%
   Lipper Growth Funds(2)                        +22.7%            +22.9%
   Standard & Poor's 500 Composite Index         +21.3%            +28.6%
   Special Investment Trust                      +40.1%            +23.3%
   Lipper Mid Cap Funds(3)                       +23.1%            +12.3%
   Russell 2000 Index                            +16.3%             -2.6%

   Total Return Trust                            +13.8%             -0.4%
   Lipper Growth and Income Funds(4)             +17.8%            +15.6%

   As the above table indicates, the Value Trust and Special Investment Trust had exceptionally strong results in the quarter and year. Total Return Trust, after excellent investment performance in 1997, underperformed the average Lipper Growth and Income Fund in 1998, in part because of its significant investments in real estate investment trust stocks. In her letter beginning on page 9, Nancy Dennin, Total Return Trust's portfolio manager, discusses why she continues to be optimistic about the investment potential of REIT securities on a long-term basis.

   Bill Miller, the portfolio manager of Value Trust (and who, with Lisa Rapuano, manages the Special Investment Trust) was recently the subject of a major article in the Money and Business section of the New York Times. The article pointed out that, in each of the past eight years, the Value Trust (Primary shares) has outperformed the Standard and Poor's 500 Composite Index5. It went on to say:

         None of the thousands of other mutual fund managers currently plying the trade has equaled that feat; barely 1 in 10, in fact, have beaten the benchmark over the last three years. Anyone else aspiring to the mantle of fund manager of the decade should note that not even Peter Lynch, the legendary former overseer of the Fidelity Magellan fund, ever strung together such a consistent record.

   Fittingly, the Times article concludes by quoting Bill's cautionary warning that "the probabilities favor (our) returns being a lot lower in the future" for reasons he has discussed at length in earlier issues of this report.

   We congratulate Bill, not only for the remarkable achievements which prompted the favorable comments mentioned above, but also for his recent selection as Domestic Equity Fund Manager of the Year 1998 by Morningstar, a well known mutual fund evaluation service. The Morningstar award recognizes portfolio managers "who demonstrate excellent investment skills, the courage to differ from consensus, and the commitment to shareholders necessary to deliver outstanding long-term performance."

   Bill's latest thoughts on our Funds and the investment outlook begin on page
3.

   The Board of Directors recently approved the following dividends and distributions for each Primary Class share, paid early in December:

                                      Ordinary        Long-Term     Reinvestment
                                       Income           Gain            Date
                                       ------           ----            ----
    Value Trust                         --              $ .42        12/3/98
    Special Investment Trust            --                   .0126   12/10/98
    Total Return Trust                  $.055                .56     12/10/98

   During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our clients. The Funds are committed to taking those steps necessary to protect Fund investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems related to the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continue without interruption are under development. We are on target to complete this important project and look forward to continue extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.


                                                 Sincerely,


                                                 /s/ John F. Curley, Jr.
                                                 John F. Curley, Jr.
                                                 President


February 9, 1999


--------------------------------------------------------------------------------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
(2) All growth funds as measured by Lipper Analytical Services, Inc.
(3) All funds investing principally in securities of companies with medium-sized capitalizations as measured by Lipper Analytical Services, Inc.
(4) All growth and income funds as measured by Lipper Analytical Services, Inc.
(5) The strong performance of both the Value Trust and the S&P 500 over the past 8 years occurred during a period of substantial economic growth and favorable equity markets. There can be no assurance that similar conditions will prevail in the months and years ahead. The S&P 500 is an unmanaged index of common stock prices and includes reinvested dividends.

Portfolio Managers' Comments
Fourth Quarter 1998


Value Trust

   The Value Trust had one of its best years in l998, rising 48.04%. Our returns were especially strong (+35.86% vs. the S&P 500's 21.30%) in the fourth quarter rebound from the panic selling of late summer and early fall. As indicated in our last quarterly report, we believed the decline in share prices resulting from Russia's debt default and fears about the effects of global financial instability on domestic profits had created an attractive investment opportunity. We were surprised at the speed of the recovery in stock prices, but benefited fully since we committed substantial cash reserves to the market at what turned out to be quite favorable prices.

   Our results substantially outpaced those of the major market indices, which exhibited unusually wide variation in the past 12 months. The Russell 2000 Index of mostly smaller companies fell 2.55%, while the large capitalization S&P 500 rose 28.58%. The price-weighted and more cyclically oriented Dow Jones Average rose 18.15%. General equity funds were up 14.56%, with growth funds rising almost 23% according to Lipper Analytical Services, Inc.

Some Thoughts on Indexing and Performance

   Most money managers again failed to keep pace with the benchmark S&P 500, which outperformed over 80% of active managers in 1998 and over 95% of active managers over the past five years. Last year was a particularly hard year to beat the market, since only 28% of the stocks in the S&P outperformed the index, and those were concentrated mostly in the largest names. As evidenced by the very poor returns of the Russell, to the extent active managers focused their efforts on smaller companies, by charge or by choice, they had very little chance to deliver index-beating returns.

   The S&P 500 is the benchmark for most active managers; it is the competition.1 It is also the cost of capital for active management. Just as companies that invest above their cost of capital--which is the weighted average cost of their debt and equity--add value for owners and those that do not destroy shareholder value, so too with money managers. To the extent money managers outperform the index, they are adding value for their shareholders; to the extent that they underperform, they are destroying value relative to returns that could be obtained by investing in an index fund. The rapid growth of indexing over the past decade or so is a direct result of the inability of most active managers to add value relative to what is misleadingly referred to as passive investing.

   Money managers are often quick to criticize companies that do not perform well, and to offer management advice on how to do better. Companies that are consistently beaten by the competition are rightly admonished and urged to adopt strategies with a greater probability of success. Those companies that are consistently superior are closely studied and their methods are often copied in order to improve results.

   Surprisingly, scant attention appears to be directed at the methods and strategies of the S&P 500 despite its long-term record of superiority relative to most active money managers. Data compiled by Tweedy Browne & Co. indicates that since the beginning of l982, the S&P 500 has outperformed over 90% of all surviving mutual funds. The proportion would of course be even higher if funds that subsequently failed or were merged were included. A recent book, Indexing for Maximum Investment Results2, contains the results of numerous studies of active managers vs. index performance. The

--------------------------------------------------------------------------------
1 It is not possible to invest directly in the S&P 500.
2 Neubert Alberts, Editor
results are consistent across a wide variety of time frames: index funds routinely beat the overwhelming majority of active managers. Index funds do particularly well relative to active managers in large capitalization stocks such as those found in the S&P 500. Even with very broad market indices, such as the Wilshire 5000, the superiority of indexing holds. From 1973 through l995, there were only 8 years that active managers beat that index, and 6 of them occurred prior to l983.

   Two questions suggest themselves: why does indexing work, and can active managers improve their results by careful study of the competition?

   The answer to the first question is easy: indexing works because the market is efficient. Academics refer to the notion of market efficiency as a hypothesis, but they are just being overly fastidious. We can dispense with trying to distinguish, as they do, between various forms of efficiency, and with an unnecessary discussion of the various studies of possible market anomalies and inefficiencies. For the purposes of real world investing, let's call a market "pragmatically efficient" if it beats most active managers most of the time. It is clear that the market for large capitalization US stocks is pragmatically efficient.

   An efficient market is one where stock prices reflect all available information. Notice that this description does not say prices are correct, just that in the aggregate they incorporate what is believed about the present value of the future. The information available to the market is reflected in prices through the collective behavior of the agents operating in it. These agents encompass an ecology of objectives, time horizons, risk tolerances, and utility functions. This leaves plenty of room for recurrent, exploitable anomalies such as those that may arise due to systemic errors in probability assessment. But any such opportunities are unlikely to be available to the average investor. Average hitters can't win many batting titles.

   The most important implication of a market that is efficient is that there is no algorithmic or systematic way to outperform it. More simply, there is no formula which can specify a portfolio that is likely, over time, to outperform the market. Any such formula or mechanism would be copied and its advantage arbitraged away as it quickly spread among investors. There may be formulations or principles used by those who have outperformed, but such statements will not specify a portfolio. We use just such formulations: we buy companies that trade at large discounts to intrinsic value. Unfortunately, that simple description doesn't specify any particular portfolio. (When asked the secret to hitting, Stan Musial--I think--said, `wait for a good pitch, and then smash it.')

   This means that all of the popular methods of stock selection: value, growth, momentum, sector rotation, thematic investing, etc. are either too vague to be useful, or if specific, as many purely quantitative methods are, likely to have a short half-life.

   Is active management just a loser's game, and passive indexing the only viable investment strategy? Not at all. Just as poorly performing companies can often improve their results by studying winning competitors, active managers can improve theirs by deconstructing the sources of competitive advantage of the index, in our case the S&P 500.

   The first and most important feature of the S&P 500 is that it does not employ a passive selection strategy. Managers of index funds employ such a strategy, since they engage in no active stock selection. But the S&P 500 is an actively selected index. Its stocks are chosen from the nearly 9000 publicly traded securities on the New York, American and NASDAQ markets by a committee using specific investment criteria.

   The returns of the S&P 500 are the best evidence of the long-term advantage of active portfolio construction. It has consistently beaten broader, passively constructed indices such as the Wilshire 5000, the Russell 2000, and the NYSE Composite. That it has also beaten other active money managers is not an argument against active management, it is an argument against the methods employed by most active managers.

    The S&P 500 is a long-term oriented, low turnover index employing a buy and hold strategy, which is by nature tax efficient. It lets its winners run, and selectively eliminates its losers. It never reduces a successful investment no matter how far up the stock has run, and it does not arbitrarily impose size or position limits on holdings, either by company or industry. Size is fixed at 500 names, and new names usually come into the index because of the merger or acquisition of existing companies. Periodically, new names are added and others eliminated in an attempt to replace companies that are marginal with those whose position in the economy or an industry are deemed more important.

   The overall index is positioned to represent the broad sweep of the US economy. The stock selection committee at S&P consists of 9 analysts, and new names are meant to be seasoned companies with a history of profitability, financially sound, leaders in their industry or market, with a probability of being in business over the next 10 to 20 years. Index turnover averaged 25 to 30 names in the l980s but has picked up to 40 or so in the past few years.

   The contrast with the typical active manager is stark. The average mutual fund is short-term oriented, has high turnover, is tax inefficient, and employs a trading oriented investment style. Most funds systematically cut back winners or rotate out of stocks that have done well into those expected to do better. Position limits and industry weightings are usually rigidly maintained in the name of either investing discipline or risk control. The number of holdings is usually well over 100, but may vary significantly, both among funds and within the same fund over time. The overall portfolio is constructed in accordance with some style the manager erroneously believes is likely to outperform the long-term, low turnover approach of the S&P 500.

   Part of the success of the Value Trust is no doubt due to our not employing methods that place us at a disadvantage to the S&P. We employ a long-term, low turnover, buy and hold investment approach that as a by-product is tax efficient. We employ no rigid industry, sector, or position limits, save only those mandated by the broad mutual fund rules. We let our winners run and eliminate those positions deemed to have poor long-term economic prospects. If we have companies merged for cash, we will redeploy that capital into new names.

   Operating similarly to the S&P in the ways noted above does not help us outperform the index, although it probably has helped our results compared to other managers whose methods have been different and suboptimal relative to the index. Our results have improved in the past several years as our turnover rate has fallen and as we have let our winners continue to run without cutting positions back in the guise of risk control or portfolio balance. There is a limit to all good things, though, and our positions in Dell and AOL are much larger relative to our portfolio than the largest position in the S&P is relative to that index. Those positions are at or near their peaks and we would expect them to decline gradually over time.

   Since the selection criteria for inclusion in the S&P 500 are not terribly arcane, it is not superior stock selection that has led to its methods beating most other active management styles. There are services out there that are pretty good at identifying likely candidates for the index. America Online was widely expected to be added, as happened at December 31, and Warren Buffett's Berkshire Hathaway is another favorite for eventual inclusion.

   What is the source of the S&P's superiority over active management styles? I think it comes back to market efficiency. The market is pretty well aware of the information that may affect the prospects of its constituent companies for the next year or so. New information arrives unpredictably. Beyond the next year, the complexities, uncertainties, and vagaries are such that no one is vouchsafed any special insight into the future. Most of the activity that makes active portfolio management active is wasted; it adds no value since it is engendered by the mistaken belief that the manager possesses information the market is unaware of, or that the market has mispriced. It does impose costs: trading costs, market impact costs, and taxes. It is also often triggered by ineffective psychological responses such as overweighting recent data, anchoring on irrelevant criteria, and a whole host of other less than optimal decision procedures currently being investigated by cognitive psychologists.

   Money managers often wrongly decry the growth of indexing and complain that it is a mindless strategy. While they may be right that pure factor based indexing strategies, e.g., buy all companies with characteristics xyz, are unlikely to add value over time (the evidence is not clear on this), they are surely wrong to bemoan either the desire of investors for S&P 500 index funds or their own inability to compete with the results of such funds. Investors are rationally selecting an active money management style that is sensible, tax efficient, has a long history, and works.

Portfolio Activity and Outlook

   As usual, our portfolio activity in the quarter has been modest. We sold our Daimler Chrysler subsequent to the closing of the merger, and we sold our Columbia/HCA Healthcare. We believed that Daimler Chrysler was fully priced at 15x earnings, especially since GM was trading at 8x. Columbia was swapped into WPP Group, plc the largest communications company in the world, and the owner of ad agencies Ogilvy and Mather and J.Walter Thompson. WPP at the time was trading at 14x earnings, earning 20% on capital, and growing nicely. It trades at a huge discount to comparables such as Interpublic and Omnicom for reasons we believe are unwarranted. Since the swap, WPP's shares have risen, while Columbia's have declined. We also bought First Data, the largest merchant processing company; and MGIC Investment, the largest independent private mortgage insurance company. First Data has underperformed for years as returns on capital deteriorated. We believe that is about to change. MGIC has suffered from slow growth in the mortgage insurance market and recent competitive pressures from Fannie Mae. At 8x earnings, with excellent management, high returns, and active share repurchase, it is just too cheap. We also bought a little Fred Meyer when the arbitrage into Kroger became compelling.

   We believe the next year in the market will be unpredictable, just like all other years. The economy appears solid, though the profit cycle is extended and profitability pressures are increasingly evident across a wide variety of industries. Inflation is well controlled, real rates are high but not punishing, and the Fed appears on hold for now. The budget surplus could hit $100 billion this year. Brazil's floating of the currency appears to have been well tolerated by the markets, although at the margin it will be negative for growth in this hemisphere. Market values in the US stock market have outstripped business value growth for some time, a trend we do not expect to continue. The combination of modest profit growth, low inflation, a disciplined but not hostile Fed, and continuing high demand for long dated financial assets should lead to satisfactory results in l999.


                                                Bill Miller, CFA

Special Investment Trust
Our cumulative results for various periods ending December 31, 1998 are shown below:

                                    3 Months         1 Year         3 Years      5 Years
-----------------------------------------------------------------------------------------
Special Investment Trust            +40.13%          +23.31%         +93.73%     +106.29%

Lipper Small Cap Funds              +19.15%           -0.36%         +44.23%      +85.37%

Lipper Mid Cap Funds                +23.06%          +12.32%         +59.35%     +104.06%

Russell 2000 Index                  +16.31%           -2.55%         +38.92%      +75.19%

S&P 500 Composite Index             +21.30%          +28.58%        +110.85%     +193.91%

   What a difference a quarter makes! When we last wrote we had just completed an excruciating third quarter, with negative returns in the three month and year to date periods. However, as is often the case, the market rebounded off the panic-induced lows. In the fourth quarter, your Fund's return of over 40% bested the major indices and the averages of comparable funds. For the year, though we did not keep pace with the S&P 500 Index of larger companies, we significantly outperformed the Russell 2000 Index of smaller companies as well as the averages of other funds specializing in small and mid cap companies.
   While the sell-off in 1998 was quite painful and dramatic, we used the opportunity to buy very attractive businesses at low valuations. It was difficult to go against the grain in late summer, but we used cash we had raised from fairly valued positions to aggressively buy throughout the market correction. We were rewarded for these actions, as evidenced by the recovery we sustained in our fourth quarter results.
   Even with the recovery of the S&P 500 to new highs, the Russell 2000 and the Russell Mid Cap indices remain below their previous highs. Individual companies in these sectors continue to be available at very low valuations. In fact, on an aggregate basis, the relative valuation of the smaller sectors of the market is at or close to historical lows. For example, the valuation measures like P/E, Price/Sales and Price/Book on the small and mid cap indices are approximately 0.5x to 0.8x those of the larger indices. The long-term average relationship is for small and mid cap indices to be valued at 1.0x to 1.1x their larger brethren. The current measures are all well below the previous trough in 1990, and most have reached or surpassed the troughs they last saw in the late 1970's.
   This trend of discounted valuations in the small and mid cap sectors has been in place for some time now. It is simply much more extreme today. However, there are some additional factors in the market that we believe may cause the undervalued smaller companies to stage a comeback versus the powerful S&P 500 type names in 1999 and 2000.
   The first factor is growth. Larger cap companies have sustained impressive sales growth through the early nineties, keeping pace with the traditionally faster growing small companies' high teens growth rates. The sectors began to diverge in late 1997, and we now have sales growth rates in the large cap sector decelerating to the 5% range. Anecdotal evidence of this slowdown is evident in disappointing results coming from companies like Coca-Cola, Gillette and Campbell's. Meanwhile, the small and mid cap company aggregate sales growth rates have remained in the mid teens.
   More vibrant growth in the smaller companies could be a catalyst to begin to close the valuation gap with the larger names, but there is likely to be something even more interesting going on. In the current economic environment of slower GDP growth, low interest rates and low inflation, growth is both more difficult and more valuable. It is obvious that lower economic growth makes overall sales growth harder to come by, but what is less obvious is that this scarce growth has a higher theoretical value. This value is higher not just because it is scarce, but because of the low interest rate environment.

   The value of a company is the value of its future cash flows discounted at an appropriate rate. When interest rates are low, the appropriate discount rate is lower, and thus the value of a growing stream of cash flows begins to increase. So, in an environment such as the current one, we should see much higher valuation measures being attached to high growth companies than we see on slow or no growth companies.
   The list of other factors that may give the smaller sector a boost is long and growing. Some of these factors are:
   o Smaller stocks have a more domestic orientation. While global exposure has previously been a boost to growth, current conditions may cause global exposure to be a drag on growth potential.
   o The US Federal Reserve's stance toward an easier monetary policy has historically been associat- ed with an environment that is favorable to smaller stocks.
   o A slow initial public offering market in the last year may be keeping the supply of small compa- nies low, while an increase in buying power and cash in mutual funds may lead to increasing demand.
   We cannot definitively say that any of these factors will be the magic bullet that causes the smaller cap sector to wake up. However, we have a combination of extremely discounted valuations and high growth, along with a list of other factors that continues to grow. This background underscores our optimism as we select individual companies that we think are mispriced.
   We added five new equity positions in the quarter. Consolidated Stores is the largest closeout retailer in the country with over 70% market share. The company has been struggling lately as a result of a merchandising change, which has depressed near-term results. Consolidated Stores generates free cash flow, earns close to 40% cash on cash returns on a per store basis and trades at about 12x what they should earn this year. We think that analysts are drastically underestimating how much cash this company can generate and believe intrinsic value is twice the current share price.
   Modis Professional Services is an information technology and professional staffing company. Modis used to be known as Accustaff, but they sold off their commodity, slower growth staffing business and are now focusing on the higher growth, higher return sectors of the market. Despite this, the company is being valued at the extreme low end of the entire staffing universe at about 12x this year's earnings and 6x EBITDA(1). They repurchased 18% of their stock in the fourth quarter, demonstrating management's conviction that their company is not being valued properly. If Modis' stock only returns to being valued as other staffing companies are valued, we believe it is worth at least 50% more than today's prices. If the company successfully transitions to being an information technology company, we believe the value is closer to double its current market capitalization.
   Silicon Graphics, a computer software and systems developer, has undergone a significant change in management strategy that we believe investors do not yet fully appreciate. New management has cut costs significantly as they restructured the company, selling off non-core assets and building up a large cash position. The cash and the company's ownership stake in two businesses slated for divestiture justify most of the current share price, giving us the reinvigorated core business at a value we feel unsurpassed.
   We also purchased very small positions in Remedy, a software company, and Patriot American Hospitality, a hotel REIT, during the quarter.
   Thank you for your continued support. We again welcome your questions and comments.

Lisa O. Rapuano, CFA                        Bill Miller, CFA

---------------
(1) Earnings before interest, taxes, depreciation and amortization

Total Return Trust

Cumulative results for the Fund are shown below:

                             3 Months Ended     Year Ended      Year Ended    3 Years Ended
                              Dec. 31, 1998    Dec. 31, 1998   Dec. 31, 1997  Dec. 31, 1998
-------------------------------------------------------------------------------------------
Total Return Trust               +13.75%          -0.39%          +37.5%        +79.61%
Lipper Growth &Income Funds      +17.79%         +15.59%          +27.1%        +79.05%
S&P500 Composite Index           +21.30%         +28.58%          +33.4%       +110.85%
Dow Jones Industrial Average     +17.58%         +18.15%          +24.9%        +90.25%

   As the above chart shows, the major market indices staged a powerful rally in the fourth quarter, in sharp contrast to the double digit negative returns of the third quarter.
   The rally in the fourth quarter resulted in an unprecedented fourth consecutive year of 20% plus returns for the S&P 500. Unfortunately, the Total Return Trust greatly lagged the S&P 500 and, to a lesser extent, its peer group last year, in sharp contrast to the Fund's outperformance in 1997.
   The fourth quarter capped a year of greater volatility in the stock market, after several years of relative calm. We expect volatility to continue at an elevated pace as investors grapple with several issues, namely the longevity of the economic expansion and the severe divergence of equity returns in 1998.
   We are in the eighth year of economic expansion, an unprecedented record in post war history. As we begin 1999, the economy appears to be strengthening, not decelerating as most economists expected only a few months ago. As this expansion continues to age, investors will most likely increasingly question the longevity of the current expansion, and in turn the continued expansion of corporate profits.
   While the economic expansion will invariably end at some point, we continue to believe the economic cycle in the US will be much more muted in the future than it has been in the past, principally due to the technological advances corporate America has made.
   Better technology allows for better inventory management. Indeed, the inventory to sales ratio is at its lowest level in the last fifty years. With corporations much better equipped to manage their inventories, a slowdown in demand will quickly lead to a slowdown in manufacturing, muting the effect on the business cycle.
   An effect of a muted business cycle is a higher multiple on companies' earnings. Investors don't like uncertainty. With reduced economic volatility, investors are willing to pay a higher multiple for a company's earnings stream, as we have seen over the last several years.
   What was unusual about the market's return in 1998 is that the S&P 500's strong advance was concentrated in a few stocks. The S&P 500 is a market capitalization weighted index. The performance of the largest market cap companies in the index greatly weighs on the overall index's results. In 1998, the largest 20 ("Nifty Twenty") market cap stocks outperformed the average S&P 500 stock by 27 percentage points, the greatest skewing of the last 30 years.
   The earnings of the Nifty Twenty grew 15% last year, down from the 20% per annum rate of the prior five years. In sharp contrast, the earnings of the remaining 480 S&P 500 stocks fell by 6% in 1998, after growing at a 13% rate previously. In my opinion, the extreme divergence in earnings growth will not continue as 1999 progresses. The shift in earnings growth led to the biggest one-year growth stock rotation on record, with the current valuation discount of smaller companies at a 50 year high.
   As long-term Total Return Trust shareholders are aware, the Fund invests in a combination of large, mid and small cap stocks. Approximately 60% of the Fund is currently invested in large cap companies, with the balance in mid and small cap stocks. At the end of 1997, about 50% of the Fund was invested in largecaps and 50% in small and mid caps. The flexibility to invest in a combination of large, mid and small cap stocks has served the Fund well in the past, and I believe it will in the future.
   We took advantage of the heightened volatility in the second half of 1998 to swap some of our holdings into securities that we believe offer greater risk-adjusted return potential. The chart listing our purchases and sales in the fourth quarter is shown elsewhere in this report.
   We sold our position in Union Planters Corporation (a regional bank) and purchased Citigroup and Bank One. All three stocks were under pressure in 1998 as investor concern mounted regarding the assimilation of recent acquisitions. Citigroup has an unparalleled worldwide consumer franchise. While a merger between two very large corporations such as Citibank and Travelers seldom proceeds smoothly, we are confident the combined company's management will work through the near-term challenges and ultimately generate returns greater than if the companies had remained independent.
   We continue to have a sizable position in Real Estate Investment Trusts ("REITs"). They are attractive on virtually every valuation measure we use: funds from operations (FFO), adjusted funds from operations (AFFO), current yield, relative yield and net asset value (NAV).
   The average yield of the REIT's in the Fund is 7.5%, about in line with the REIT universe. The spread between the REIT's yield and the 10 year Treasury is about 275 basis points(1), higher than it was in 1990 at the height of the commercial real estate recession.
   On average, REIT's are trading at about a 12% discount to NAV vs. a 20% premium a year ago. If the valuation differential between the public and private market values of REIT's doesn't narrow soon, we expect to see a number of transactions involving the sale of individual properties and purchase of REIT shares, to take advantage of the arbitrage.
   While we certainly don't like to experience periods of underperformance such as 1998, we are quite enthusiastic about the Fund's prospects going forward. The Total Return Trust trades at substantial discounts to the market on both 1999 and 2000 estimated earnings, at only 13x and 11x for the Fund vs. 26x and 25x for the S&P 500.
   As always, we appreciate your support and welcome your comments.


                                                 Nancy Dennin, CFA

February 9, 1999
DJIA 9133.03

----------------
(1) 100 basis points = 1%

Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of December 31, 1998

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any in-come taxes payable by shareholders.

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         The Funds' total returns as of December 31, 1998 were as follows:


                                                                    Special                    S&P 500
                                                        Value     Investment  Total Return     Composite
                                                        Trust        Trust        Trust          Index
      --------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                     +48.04%      +23.31%       -0.39%        +28.58%
          Five Years                                   +32.01       +15.58       +16.81         +24.06
          Ten Years                                    +20.92       +18.52       +14.45         +19.21
          Life of Class--Value Trust(A)                +21.38                                   +18.94
          Life of Class--Special Investment Trust(A)                +15.18                      +17.76
          Life of Class--Total Return Trust(A)                                   +12.02         +18.12
        Navigator Class:
          One Year                                     +49.40       +24.50        +0.67         +28.58
          Life of Class(B)                             +41.88       +24.72       +23.48         +29.65

      Cumulative Total Return
        Primary Class:
          One Year                                    +48.04%       +23.31%       -0.39%        +28.58%
          Five Years                                  +300.83      +106.29      +117.48        +193.91
          Ten Years                                   +568.33      +446.40      +285.68        +479.63
          Life of Class--Value Trust(A)             +2,448.65                                +1,713.37
          Life of Class--Special Investment Trust(A)               +529.34                     +737.84
          Life of Class--Total Return Trust(A)                                  +343.01        +787.53
        Navigator Class:
          One Year                                     +49.40       +24.50        +0.67         +28.58
          Life of Class(B)                            +317.89      +146.68      +136.84        +182.51
-----------------------------------------------------------------------------------------------------

      (A) Primary Class inception dates are:
          Value Trust--April 16, 1982
          Special Investment Trust--December 30, 1985
          Total Return Trust--November 21, 1985
      (B) Navigator Class inception dates for each fund--December 1, 1994

Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)


Selected Portfolio Performance*

Strong performers for the 4th quarter 1998
--------------------------------------------------------------------------------
        1. America Online, Inc.                    +187.6%
        2. Danaher Corporation                      +81.0%
        3. The Chase Manhattan Corporation          +57.4%
        4. Nokia Oyj                                +53.6%
        5. Zions Bancorporation                     +52.8%
        6. MCI WorldCom, Inc.                       +46.8%
        7. International Business
            Machines Corporation                    +44.3%
        8. Western Digital Corporation              +40.1%
        9. Storage Technology Corporation           +39.8%
       10. PepsiCo, Inc.                            +39.1%

      * Securities held for the entire quarter.

     Weak performers for the 4th quarter 1998
--------------------------------------------------------------------------------
      1. PennCorp Financial Group, Inc.             -54.3%
      2. Starwood Hotels & Resorts                  -25.6%
      3. Mirage Resorts, Incorporated               -10.8%
      4. Metro-Goldwyn-Mayer, Inc.                   -5.0%
      5. Conseco, Inc.                                0.0%
      6. Toys "R" Us, Inc.                           +4.3%
      7. Telefonos de Mexico S.A. ADR               +10.0%
      8. Dell Computer Corporation                  +11.3%
      9. Hilton Hotels Corporation                  +12.1%
     10. Washington Mutual, Inc.                    +13.2%


Portfolio Changes

Securities added during the 4th quarter 1998
--------------------------------------------------------------------------------
First Data Corporation
Fred Meyer, Inc.
MGIC Investment Corporation
WPPGroup plc

Securities sold during the 4th quarter 1998
--------------------------------------------------------------------------------
Daimler Chrysler Corporation
Columbia/HCA Healthcare Corporation

      Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)


Selected Portfolio Performance*

     Strong performers for the 4th quarter 1998
--------------------------------------------------------------------------------
      1. America Online, Inc.                      +187.6%
      2. Hollywood Entertainment Corp.             +100.0%
      3. Cell Genesys, Inc.                         +88.2%
      4. Symantec Corporation                       +64.9%
      5. Bell & Howell Company                      +45.8%
      6. Hadco Corp.                                +44.3%
      7. Western Digital Corporation                +40.1%
      8. Storage Technology Corporation             +39.8%
      9. PhyCor, Inc.                               +36.3%
     10. Quantum Corporation                        +33.9%

     * Securities held for the entire quarter.


     Weak performers for the 4th quarter 1998
--------------------------------------------------------------------------------
      1. PennCorp Financial Group, Inc.             -54.3%
      2. Dynex Capital, Inc.                        -45.2%
      3. Cott Corporation                           -34.3%
      4. LASER Mortgage Management, Inc.            -27.5%
      5. Cabletron Systems, Inc.                    -25.6%
      6. Magellan Health Services, Inc.             -22.5%
      7. InaCom Corp.                               -21.2%
      8. Hollywood Park, Inc.                       -19.9%
      9. Northeast Utilities System                  -4.5%
     10. Gateway 2000, Inc.                          -1.8%

Portfolio Changes

Securities added during the 4th quarter 1998
--------------------------------------------------------------------------------
Consolidated Stores Corporation
ICO Global Communications, 15% due 8/01/05
Modis Professional Services, Inc.
Patriot American Hospitality, Inc.
Remedy Corporation
Silicon Graphics, Inc.


Securities sold during the 4th quarter 1998
--------------------------------------------------------------------------------
ICO Global Communications (Holdings) Limited
USA Networks, Inc.

      Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)


Selected Portfolio Performance*

          Strong performers for the 4th quarter 1998
--------------------------------------------------------------------------------
            1. Brunswick Corporation                     +91.3%
            2. The Chase Manhattan Corporation           +57.4%
            3. International Business
            Machines Corporation                         +44.3%
            4. AK Steel Holding Corporation              +43.0%
            5. Tupperware Corporation                    +39.9%
            6. American Financial Group Inc.             +35.5%
            7. General Motors Corporation                +30.9%
            8. Lloyds TSB Group plc                      +26.8%
            9. Ford Motor Company                        +25.0%
           10. Fleet Financial Group, Inc.               +21.7%

           * Securities held for the entire quarter.

     Weak performers for the 4th quarter 1998
--------------------------------------------------------------------------------
      1. British Steel plc                          -19.6%
      2. LaSalle Re Holdings Limited                -18.3%
      3. Illinova Corporation                       -12.9%
      4. Mid-America Apartment Communities, Inc.    -12.3%
      5. Walden Residential Properties, Inc.        -11.1%
      6. Tanger Factory Outlet Centers, Inc.         -6.6%
      7. Nationwide Health Properties, Inc.          -4.2%
      8. Regency Realty Corporation                  -3.0%
      9. Olin Corporation                            -1.3%
     10. Northrop Grumman Corporation                +0.2%

Portfolio Changes

Securities added during the 4th quarter 1998
--------------------------------------------------------------------------------
Bank One Corporation
Citigroup Inc.
IndyMac Mortgage Holdings
Millenium Chemicals Inc.
Nabisco Holdings Corp.
Patriot American Hospitality, Inc.
Unocal Corporation

Securities sold during the 4th quarter 1998
--------------------------------------------------------------------------------
Crescent Real Estate Equities Company
RJR Nabisco Holdings Corp.
Starwood Hotels & Resorts
Ultramar Diamond Shamrock Corporation
Union Planters Corporation

Portfolio of Investments
December 31, 1998  (Unaudited)
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                   Shares/Par                  Value
-------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 95.2%
      Advertising --2.2%
      WPP Group plc                                 28,890                 $   175,554
-------------------------------------------------------------------------------------------
      Automotive --1.6%
      Ford Motor Company                               550                      32,278
      General Motors Corporation                     1,300                      93,031
-------------------------------------------------------------------------------------------
                                                                               125,309
-------------------------------------------------------------------------------------------
      Banking --14.0%
      BankAmerica Corporation                        2,097                     126,106
      BankBoston Corporation                         4,000                     155,750
      Citigroup Inc.                                 4,725                     233,888
      Fleet Financial Group, Inc.                    1,338                      59,805
      Lloyds TSB Group plc                          11,466                     162,870
      The Chase Manhattan Corporation                4,500                     306,281
      Zions Bancorporation                           1,403                      87,500
-------------------------------------------------------------------------------------------
                                                                             1,132,200
-------------------------------------------------------------------------------------------
      Computer Services and Systems --18.2%
      Compaq Computer Corporation                    5,790                     242,818
      Dell Computer Corporation                      9,300                     680,644(A)
      First Data Corporation                           350                      11,091
      International Business Machines Corporation    1,275                     235,556
      Seagate Technology, Inc.                         584                      17,666(A)
      Storage Technology Corporation                 6,225                     221,376(A,B)
      Western Digital Corporation                    4,000                      60,250(A)
-------------------------------------------------------------------------------------------
                                                                             1,469,401
-------------------------------------------------------------------------------------------
      Electrical Equipment --2.1%
      Philips Electronics N.V.                       2,525                     170,911
-------------------------------------------------------------------------------------------

      Entertainment --2.4%
      Circus Circus Enterprises, Inc.                5,200                      59,475(A,B)
      MGM Grand, Inc.                                2,570                      69,711(A)
      Mirage Resorts, Incorporated                   4,300                      64,231(A)
-------------------------------------------------------------------------------------------
                                                                               193,417
-------------------------------------------------------------------------------------------
      Finance --7.9%
      Fannie Mae                                     3,200                     236,800
      Freddie Mac                                    2,000                     128,875
      MBNA Corporation                               6,368                     158,805
      The Bear Stearns Companies, Inc.               3,000                     112,125
-------------------------------------------------------------------------------------------
                                                                               636,605
-------------------------------------------------------------------------------------------

                                            Shares/Par                  Value
------------------------------------------------------------------------------------
      Food, Beverage and Tobacco --3.1%
      PepsiCo, Inc.                           1,700                 $    69,594
      Philip Morris Companies, Inc.           3,400                     181,900
------------------------------------------------------------------------------------
                                                                        251,494
------------------------------------------------------------------------------------

      Food Merchandising --1.9%
      Fred Meyer, Inc.                          100                       6,025(A)
      The Kroger Co.                          2,400                     145,200(A)
------------------------------------------------------------------------------------
                                                                        151,225
------------------------------------------------------------------------------------

      Health Care --2.8%
      Foundation Health Systems, Inc.         8,805                     105,110(A,B)
      United HealthCare Corporation           2,840                     122,297
------------------------------------------------------------------------------------
                                                                        227,407
------------------------------------------------------------------------------------

      Hotels and Motels --1.2%
      Hilton Hotels Corporation               5,025                      96,103
------------------------------------------------------------------------------------

      Insurance --6.4%
      Ambac Financial Group, Inc.               800                      48,150
      Berkshire Hathaway Inc.                     4                     251,825
      Conseco, Inc.                           2,900                      88,631
      MBIA, Inc.                                510                      33,437
      MGIC Investment Corporation             2,400                      95,554
      Penncorp Financial Group, Inc.          1,900                       1,900(B)
------------------------------------------------------------------------------------
                                                                        519,497
------------------------------------------------------------------------------------
      Manufacturing --1.6%
      Danaher Corporation                     2,400                     130,350
------------------------------------------------------------------------------------

      Media --15.9%
      America Online, Inc.                    8,050                   1,288,000(A)
------------------------------------------------------------------------------------

      Motion Pictures andServices --0.4%
      Metro-Goldwyn-Mayer, Inc.               2,747                      36,223(A)
------------------------------------------------------------------------------------

      Pharmaceuticals --1.9%
      Amgen Inc.                              1,500                     156,844(A)
------------------------------------------------------------------------------------

      Real Estate  --1.8%
      Starwood Hotels & Resorts               6,500                     147,469
------------------------------------------------------------------------------------

      Retail Sales --1.4%
      Toys "R" Us, Inc.                       6,763                    114,126A
------------------------------------------------------------------------------------

                                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
      Savings and Loan -- 2.5%
      Washington Mutual, Inc.                                                     5,400                  $  206,215
------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 5.9%
      MCI WorldCom, Inc.                                                          3,178                     228,033(A)
      Nokia Oyj                                                                   1,400                     168,613
      Telefonos de Mexico S.A. ADR                                                1,600                      77,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                            474,546
------------------------------------------------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $3,882,977)                                                                    7,702,896
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.3%
      Goldman, Sachs & Company
        5%, dated 12/31/98, to be repurchased at $115,628 on 1/4/99 (Collateral:
        $85,056 Freddie Mac Mortgage-backed securities, 8% due 11/1/28, value
        $88,600; $30,784 Fannie Mae
        Mortgage-backed securities, 6.50% due 8/1/02, value $31,240)           $115,565                     115,565
      J.P. Morgan Securities, Inc.
        4.70%, dated 12/31/98, to be repurchased at $115,625 on 1/4/99
        (Collateral: $103,932 United States Treasury Notes,
        5.75-7.875% due 11/30/02 - 5/15/06, value $117,923)                     115,564                     115,564
      Prudential Securities, Inc.
        5%, dated 12/31/98, to be repurchased at $115,628 on 1/4/99 (Collateral:
        $64,657 Freddie Mac Mortgage-backed securities, 8% due 3/1/27-7/1/28, value $67,351; $51,161 Government National
        Mortgage Association securities, 7% due 6/15/27, value $52,610)         115,564                     115,564
------------------------------------------------------------------------------------------------------------------------
      Total Repurchase Agreements (Identified Cost-- $ 346,693)                                             346,693
      Total Investments-- 99.5%  (Identified Cost-- $4,299,670)                                           8,049,589
      Other Assets Less Liabilities-- 0.5%                                                                   44,374
------------------------------------------------------------------------------------------------------------------------
      Net assets-- 100.0%                                                                                $8,093,963
------------------------------------------------------------------------------------------------------------------------
      Net asset value per share:

        Primary Class                                                                                        $61.58
------------------------------------------------------------------------------------------------------------------------
        Navigator Class                                                                                      $62.60
------------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing
      (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1998, the total market value of Affiliated Companies was $387,861 and the identified cost was $497,980.

Portfolio of Investments
December 31, 1998  (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                 Shares/Par                  Value
-----------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.0%
      Advertising -- 4.5%
      WPP Group plc                               13,250                   $  80,515
-----------------------------------------------------------------------------------------
      Banking -- 1.7%
      Peoples Heritage Financial Group, Inc.       1,500                      30,000
-----------------------------------------------------------------------------------------
      Biotechnology -- 0.4%
      Cell Genesys, Inc.                           1,225                       7,350(A)
-----------------------------------------------------------------------------------------
      Business Services -- 2.1%
      Modis Professional Services, Inc.            2,538                      36,806(A)
-----------------------------------------------------------------------------------------
      Computer Services and Systems -- 22.3%
      Bell & Howell Company                        1,000                      37,813(A)
      Gateway 2000, Inc.                           1,800                      92,138(A)
      ICGCommunications                            1,708                      36,711(A)
      InaCom Corp.                                 2,109                      31,374(A,B)
      Quantum Corporation                            720                      15,300(A)
      Remedy Corporation                             378                       5,274(A)
      Silicon Graphics, Inc.                       1,801                      23,193(A)
      Storage Technology Corporation               2,000                      71,125(A)
      Symantec Corporation                         2,648                      57,583(A)
      Western Digital Corporation                  2,061                      31,045(A)
-----------------------------------------------------------------------------------------
                                                                             401,556
-----------------------------------------------------------------------------------------
      Computer Software -- 1.5%
      Sybase, Inc.                                 3,700                      27,403(A)
-----------------------------------------------------------------------------------------
      Electronics - Semiconductor -- 2.5%
      Hadco Corp.                                  1,265                      44,275(A,B)
-----------------------------------------------------------------------------------------
      Energy -- 4.4%
      Calenergy Company, Inc.                      1,150                      39,891(A)
      Northeast Utilities System                   2,405                      38,478(A)
-----------------------------------------------------------------------------------------
                                                                              78,369
-----------------------------------------------------------------------------------------
      Entertainment -- 7.2%
      Circus Circus Enterprises, Inc.              2,050                      23,447(A)
      Hollywood Entertainment Corp.                2,584                      70,417(A,B)
      Hollywood Park, Inc.                         2,515                      20,906(A,B)
      Players International, Inc.                  2,485                      15,376(A,B)
-----------------------------------------------------------------------------------------
                                                                             130,146
-----------------------------------------------------------------------------------------

                                                 Shares/Par                  Value
-----------------------------------------------------------------------------------------
      Finance -- 5.1%
      Amerin Corporation                           1,860                   $   43,942(A,B)
      Mego Financial Corp.                           300                          291(A)
      United Asset Management Corporation          1,850                       48,100
-----------------------------------------------------------------------------------------
                                                                               92,333
-----------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 0.9%
      Cott Corporation                             4,700                       16,597(B)
-----------------------------------------------------------------------------------------

      Health Care -- 3.1%
      Magellan Health Services, Inc.               2,100                       17,587(A,B)
      PhyCor, Inc.                                 5,600                       38,147(A,B)
-----------------------------------------------------------------------------------------
                                                                               55,734
-----------------------------------------------------------------------------------------
      Insurance -- 7.1%
      CMAC Investment Corporation                    700                       32,156
      Enhance Financial Services Group, Inc.       1,401                       42,015
      Orion Capital Corporation                    1,318                       52,461
      PennCorp Financial Group, Inc.               1,800                        1,800(B)
-----------------------------------------------------------------------------------------
                                                                              128,432
-----------------------------------------------------------------------------------------
      Media -- 23.6%
      America Online, Inc.                         2,646                      423,360(A)
-----------------------------------------------------------------------------------------
      Miscellaneous -- 0.1%
      Olsen & Associates AG                          300                        2,184(A,C)
-----------------------------------------------------------------------------------------
      Networking Products -- 1.7%
      Cabletron Systems, Inc.                      3,700                       30,988(A)
-----------------------------------------------------------------------------------------
      Real Estate -- 1.5%
      Dynex Capital, Inc.                          1,857                        8,589
      LASER Mortgage Management, Inc.              1,795                        9,760(B)
      Patriot American Hospitality, Inc.           1,485                        8,912
-----------------------------------------------------------------------------------------
                                                                               27,261
-----------------------------------------------------------------------------------------
      Specialty Retail -- 3.3%
      Consolidated Stores Corporation              2,086                       42,109(A)
      Liz Claiborne, Inc.                            525                       16,570
-----------------------------------------------------------------------------------------
                                                                               58,679
-----------------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $1,116,648)                                      1,671,988
-----------------------------------------------------------------------------------------

                                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 0.6%
      ICO Global Communications, 15% due 8/1/05
        (Identified Cost-- $8,700)                                               $15,000               $    11,250
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.0%
      Goldman, Sachs & Company
        5%, dated 12/31/98, to be repurchased at $35,840 on 1/4/99
        (Collateral: $35,906 Fannie Mae Mortgage-backed securities,
        7.50% due 2/1/12, value $37,141)                                          35,820                     35,820
      J.P. Morgan Securities, Inc.
        4.70%, dated 12/31/98, to be repurchased at $35,838 on 1/4/99
        (Collateral: $35,429 United States Treasury Notes,
        5.63% due 12/31/02, value $36,569)                                        35,819                     35,819
      Prudential Securities, Inc.
        5%, dated 12/31/98, to be repurchased at $35,840 on 1/4/99
        (Collateral: $36,117 Fannie Mae Mortgage-backed securities,
        6.50%-7% due 7/1/28-1/1/29, value $36,722)                                35,820                     35,820
------------------------------------------------------------------------------------------------------------------------
      Total Repurchase Agreements (Identified Cost-- $107,459)                                              107,459
------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.6%  (Identified Cost-- $1,232,807)                                           1,790,697
      Other Assets Less Liabilities-- 0.4%                                                                    6,716
------------------------------------------------------------------------------------------------------------------------
      Net assets-- 100.0%                                                                                $1,797,413
------------------------------------------------------------------------------------------------------------------------
      Net asset value per share:

        Primary Class                                                                                        $36.70
------------------------------------------------------------------------------------------------------------------------
        Navigator Class                                                                                      $38.19
------------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing
      (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1998, the total market value of Affiliated Companies was $310,181 and the identified cost was $400,861.
      (C) Private placement

Portfolio of Investments
December 31, 1998  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.2%
      Aerospace/Defense -- 3.2%
      Northrop Grumman Corporation                                                  285                   $  20,841
------------------------------------------------------------------------------------------------------------------------
      Automotive -- 6.1%
      Ford Motor Company                                                            300                      17,606
      General Motors Corporation                                                    310                      22,184
------------------------------------------------------------------------------------------------------------------------
                                                                                                             39,790
------------------------------------------------------------------------------------------------------------------------
      Banking -- 18.2%
      Bank One Corporation                                                          200                      10,213
      BankAmerica Corporation                                                       277                      16,669
      Citigroup Inc.                                                                300                      14,850
      Fleet Financial Group, Inc.                                                   360                      16,088
      Lloyds TSB Group plc                                                        2,544                      36,140
      The Chase Manhattan Corporation                                               360                      24,502
------------------------------------------------------------------------------------------------------------------------
                                                                                                            118,462
------------------------------------------------------------------------------------------------------------------------
      Chemicals -- 2.0%
      Millennium Chemicals Inc.                                                     284                       5,639
      Olin Corporation                                                              269                       7,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                             13,252
------------------------------------------------------------------------------------------------------------------------
      Computer Services and Systems -- 9.5%
      International Business Machines Corporation                                   335                      61,891
------------------------------------------------------------------------------------------------------------------------
      Consumer Products -- 4.6%
      Brunswick Corporation                                                         704                      17,412
      Tupperware Corporation                                                        746                      12,262
------------------------------------------------------------------------------------------------------------------------
                                                                                                             29,674
------------------------------------------------------------------------------------------------------------------------
      Electric Utilities -- 5.8%
      Edison International                                                          735                      20,488
      Illinova Corporation                                                          690                      17,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                             37,738
------------------------------------------------------------------------------------------------------------------------
      Finance -- 4.1%
      The Bear Stearns Companies, Inc.                                              377                      14,081
      United Asset Management Corporation                                           491                      12,758
------------------------------------------------------------------------------------------------------------------------
                                                                                                             26,839
------------------------------------------------------------------------------------------------------------------------

                                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.4%
      Nabisco Holdings Corp.                                                        209                   $   8,674
      UST, Inc.                                                                     583                      20,325
------------------------------------------------------------------------------------------------------------------------
                                                                                                             28,999
------------------------------------------------------------------------------------------------------------------------
      Insurance -- 9.1%
      American Financial Group Inc.                                                 420                      18,428
      Enhance Financial Services Group, Inc.                                        711                      21,318
      IPC Holdings Limited                                                          466                      10,810
      LaSalle Re Holdings Limited                                                   416                       9,047
------------------------------------------------------------------------------------------------------------------------
                                                                                                             59,603
------------------------------------------------------------------------------------------------------------------------
      Manufacturing -- 3.1%
      Briggs &Stratton Corporation                                                  409                      20,409
------------------------------------------------------------------------------------------------------------------------
      Oil Refining andMarketing -- 1.4%
      Unocal Corporation                                                            315                       9,194
------------------------------------------------------------------------------------------------------------------------
      Real Estate -- 13.0%
      IndyMac Mortgage Holdings, Inc.                                               286                       3,022
      Mid-America Apartment Communities, Inc.                                       607                      13,771
      National Golf Properties, Inc.                                                561                      16,228
      Nationwide Health Properties, Inc.                                            600                      12,937
      Patriot American Hospitality, Inc.                                            987                       5,919
      Regency Realty Corporation                                                    578                      12,856
      Tanger Factory Outlet Centers, Inc.                                           524                      11,111(B)
      Walden Residential Properties, Inc.                                           450                       9,197
------------------------------------------------------------------------------------------------------------------------
                                                                                                             85,041
------------------------------------------------------------------------------------------------------------------------
      Retail Sales -- 4.9%
      J.C. Penney Company, Inc.                                                     341                      15,989
      Toys "R"Us, Inc.                                                              930                     15,687A
------------------------------------------------------------------------------------------------------------------------
                                                                                                             31,676
------------------------------------------------------------------------------------------------------------------------
      Savings and Loan -- 2.0%
      Washington Federal, Inc.                                                      486                      12,978
------------------------------------------------------------------------------------------------------------------------

      Steel Products -- 3.1%
      AK Steel Holding Corporation                                                  510                      11,980
      British Steel plc                                                             547                       8,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                             19,980
------------------------------------------------------------------------------------------------------------------------

                                                                                Shares/Par                  Value
------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 1.7%
      Telefonos de Mexico S.A. ADR                                                  231                   $  11,252
------------------------------------------------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $ 480,353)                                                                       627,619
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.0%
      Goldman, Sachs & Company
        5%, dated 12/31/98, to be repurchased at $8,760 on 1/4/99
        (Collateral: $8,918 Fannie Mae Mortgage-backed securities,
        6.50% due 8/1/02, value $9,050)                                            $8,756                     8,756
      J.P. Morgan Securities, Inc.
        4.70%, dated 12/31/98, to be repurchased at $8,760 on 1/4/99
        (Collateral: $8,660 United States Treasury Notes,
        5.63% due 12/31/02, value $8,939)                                           8,755                     8,755
      Prudential Securities, Inc.
        5%, dated 12/31/98, to be repurchased at $8,760 on 1/4/99
        (Collateral: $8,845 Fannie Mae Mortgage-backed securities,
        7% due 7/1/28, value $9,068)                                                8,755                     8,755
------------------------------------------------------------------------------------------------------------------------
      Total Repurchase Agreements (Identified Cost-- $26,266)                                                26,266
------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.2%  (Identified Cost-- $506,619)                                              653,885
      Other Assets Less Liabilities--  (0.2)%                                                                (1,284)
------------------------------------------------------------------------------------------------------------------------
      Net assets --100.0%                                                                                   $652,601
------------------------------------------------------------------------------------------------------------------------
      Net asset value per share:

        Primary Class                                                                                        $21.64
------------------------------------------------------------------------------------------------------------------------
        Navigator Class                                                                                      $21.78
------------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.
      (B) Affiliated Company--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1998, the total market value of Affiliated Companies was $11,111 and the identified cost was $13,449. N.M. Not meaningful